UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2020

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 31, 2020, Marquis Affiliated Holdings LLC (“MAH”), a subsidiary of Live Ventures Incorporated (the “Company”) (i) entered into the First Amendment (the “First Amendment”) to Purchase Agreement (the “Purchase Agreement”) with Lonesome Oak Trading Co., Inc. (“Lonesome Oak”), and J. Chadwick McEntire (“McEntire”), pursuant to which, among other things (u) the purchase price was reduced to $2.0 million, of which $1.45 million will be held back to satisfy claims for indemnity arising out of breaches of certain representations, warranties, and covenants, and certain other enumerated items, if any, (v) the payment terms with respect to amounts owed by Lonesome Oak to certain related parties were amended, (w) the parties clarified what constituted an Inventory Loss (as such term is defined in the Purchase Agreement), (x) deleted the condition precedent that MAH be satisfied with the results of its due diligence investigation, (y) extends the outside date to which MAH may terminate the purchase agreement to January 31, 2020, and (z) amended certain exhibits to the Purchase Agreement, and (ii) completed the acquisition of Lonesome Oak.

The material terms of the Purchase Agreement were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed on November 6, 2019, which is incorporated herein by reference.  A copy of the Purchase Agreement is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

The foregoing description of the First Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 2.4 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the acquisition of Lonesome Oak, MAH, Marquis Industries, Inc., a subsidiary of the Company (“Marquis”), and Lonesome Oak entered into a Consent, Joinder and Eighth Amendment to Loan and Security Agreement with Bank of America, N.A. (“BofA”), dated January 31, 2020 (the “Eighth Amendment”).  The Eighth Amendment amends, modifies, restates or supplements the Loan and Security Agreement, dated as of July 6, 2015, as amended from time to time, among MAH, Marquis and BofA (the “Senior Credit Facility”) to, among other things, (a) consent to MAH’s acquisition of Lonesome Oak, (b) join Lonesome Oak as a borrower under the Senior Credit Facility, (c) increase BofA’s commitment to make revolver loans and to issue letters of credit under the Senior Credit Facility from $15 million in the aggregate to $25 million in the aggregate, and (d) extend the termination date under the Senior Credit Facility from July 6, 2020 to January 31, 2025.  In addition, the Eighth Amendment modifies the borrowing base under the Senior Credit Facility to allow the borrowers to borrow up to 85% of eligible accounts receivable, plus the lesser of (i) $12,500,000; (ii) 65% of the value of eligible inventory; or (iii) 85% of the appraisal value of the eligible inventory. As of January 31, 2020, total net additional availability under the Senior Credit Facility was $13,629,014; with $1,190,581 outstanding and outstanding standby letters of credit of $72,715.

In connection with the acquisition of Lonesome Oak and the Eighth Amendment, MAH, Marquis and Lonesome Oak entered into a Consent, Joinder and First Amendment to Loan and Security Agreement with Isaac Capital Fund I, LLC (“Isaac Capital”), dated January 31, 2020 (the “First Mezzanine Amendment”).  The First Mezzanine Amendment amends, modifies, restates or supplements the Loan and Security Agreement, dated as of July 6, 2015, among MAH, Marquis and Isaac Capital (the “Mezzanine  Credit Facility”) to, among other things, (a) consent to MAH’s acquisition of Lonesome Oak, (b) join Lonesome Oak as a borrower under the Mezzanine Credit Facility, and (c) extend the maturity date under the Mezzanine Credit Facility from January 6, 2021 to May 1, 2025.  As of January 31, 2020, there was $2,000,000 outstanding under the Mezzanine Credit Facility.

The foregoing descriptions of the Eighth Amendment and the First Mezzanine Amendment and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full texts of the Eighth Amendment and the First Mezzanine Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2 respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b)  Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(d)        Exhibits.

The following exhibits are attached hereto:

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Exhibit Number	Description

2.3	Purchase Agreement dated November 1, 2019, by and among Marquis Affiliated Holdings LLC, Lonesome Oak Trading Co., Inc., and J. Chadwick McEntire
2.4	First Amendment to Purchase Agreement dated January 31, 2020, by and among Marquis Affiliated Holdings LLC, Lonesome Oak Trading Co., Inc., and J. Chadwick McEntire
10.1

Consent, Joinder and Eighth Amendment to Loan and Security Agreement dated January 31, 2020 among Marquis Affiliated Holdings LLC, Marquis Industries, Inc., Lonesome Oak Trading Co., Inc., and Bank of America, N.A.

10.2

Consent, Joinder and First Amendment to Loan and Security Agreement by and among Marquis Affiliated Holdings LLC, Marquis Industries, Inc., Lonesome Oak Trading Co., Inc., and Isaac Capital Fund I, LLC as Lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: February 6, 2020

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